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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2000



                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



       0-28272                                          13-3647113
(Commission File No.)                       (I.R.S. Employer Identification No.)


                       1201 HARBOR BAY PARKWAY, SUITE 1000
                            ALAMEDA, CALIFORNIA 94502
              (Address of principal executive offices and zip code)



                                 (510) 748-7150
              (Registrant's telephone number, including area code)


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Item 5. Other Matters

     On November 17, 2000, Avigen announced that it signed a Hemophilia B gene therapy deal with Bayer. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Exhibits

Exhibit 99.1.     Press Release Dated November 17, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVIGEN, INC.



DATE: November 27, 2000                 By: /s/ Thomas J. Paulson
                                           -------------------------------------
                                           Thomas J. Paulson
                                           Vice President, Finance and
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
Exhibit 99.1.     Press Release Dated November 17, 2000.


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